Exhibit 10.9

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 29, 2010, by and among Seaospa, Inc., a Nevada corporation (the “Company”), and each of the undersigned (individually a “Holder” and collectively, the “Holders”).

WHEREAS:

A.           In connection with a Share Exchange Agreement by and among the parties hereto of even date herewith (the “Exchange Agreement”), the holders of outstanding equity securities of Thwapr, Inc., a Delaware corporation (“Thwapr”), shall acquire approximately 90% of the issued and outstanding common stock of the Company and Thwapr shall be come a wholly-owned subsidiary of the Company.

B.           The Holders are current stockholders of the Company, and will remain stockholders of the Company following the closing of the Exchange Agreement.

C.           The Company has agreed, upon the terms and subject to the conditions contained herein, to provide the Holders with certain registration rights with respect to the number of shares of the Company’s common stock set forth on Exhibit A hereto (the “Common Shares”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Holders hereby agree as follows:

1.           DEFINITIONS.

a.           As used in this Agreement, the following terms shall have the following meanings:

(i)           “Holders” means the Holders and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 6 hereof.

(ii)          “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(iii)        “Registrable Securities” means the Common Shares.

(iv)         “Registration Statement” means a registration statement of the Company under the 1933 Act.

2.           REGISTRATION.

a.           If the Company shall determine to register any of its securities for account of a security holder or holders acquiring shares of common stock (“Financing Shares”) of the Company in one or more financings within twelve (12) months after the date hereof the Company will use commercially reasonable best efforts to include in such Registration Statement covering the resale of the Registrable Securities, and use commercially reasonable efforts to cause the Registration Statement declared effective; provided, however, that the amount of Registrable Securities (excluding the Registrable Securities held by Yossi Benitah and Yakov Terner) to be included in the Registration Statement shall be limited to not less than 100% of the maximum amount of the Registrable Securities which may be included in a single registration statement without exceeding registration limitations imposed the SEC pursuant to Rule 415, provided, further, that the amount of Registrable Securities held by Yossi Benitah and Yakov Terner to be included in the Registration Statement shall be limited to the extent of any registration limitations imposed by the SEC pursuant to Rule 415, and provided, further, that the Company shall not be obligated to the Holders for any penalties or damages, liquidated or otherwise, if the Registration Statement is not declared effective.

b.           Except as specifically otherwise set forth herein, any registration pursuant to Section 2.a, will be on the terms and conditions (including termination, cut backs, etc.) agreed upon between the Company and the holders of Financing Shares as if the Holders were holders of Financing Shares.

c.           The Company will pay all expenses  associated with the registration, including, without limitation, filing and printing fees, and the Company’s counsel and accounting fees and expenses and costs, if any, associated with clearing the Registrable Securities for sale under applicable state securities laws, but not any fees or expenses of the Holders, including any counsel to the Holders.

d.           The Company will use commercially reasonable efforts to cause the Registration Statement to remain continuously effective for a period (the “Effectiveness Period”) that will terminate upon the earlier of (x) the date on which all the Registrable Securities covered by the Registration Statement have been sold or (y) the date on which all the Registrable Securities covered by the Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(b), as determined by reputable United States securities counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder, and will advise the Holders when the Effectiveness Period has expired with respect to the Holders.

3.           OBLIGATIONS OF THE HOLDERS.

In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

a.           It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.           Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from any Registration Statement.

c.           Each Holder agrees to immediately discontinue disposition of Registrable Securities pursuant to any registration statement upon notice from the Company of (x) the issuance of any stop order or other suspension of effectiveness of any Registration Statement by the SEC, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction by the applicable regulatory authorities or (y) the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) the failure of the prospectus included in any Registration Statement, as then in effect, to comply with the requirements of the Securities Act, until the Holder’s receipt of a supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

4.           INDEMNIFICATION.

In the event of a registration of any Registrable Securities under this Agreement:

a.           The Company will, to the extent permitted by law, indemnify and hold harmless each Holder, its officers, directors and other person, if any, who controls such Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 4.c reimburse such Holder and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to such Holder or any such controlling person to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the final prospectus delivered by the Company to such Holder with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Holder or any controlling person in writing specifically for use in any Registration Statement or prospectus.

b.           Each Holder severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs a Registration Statement, and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, as such, furnished in writing to the Company by such Holder specifically for use in any Registration Statement or prospectus, and provided, further, however, that the liability of such Holder hereunder shall be limited to the net proceeds actually received by such Holder from the sale of Registrable Securities covered by a Registration Statement.

c.           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4.c and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.c except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.c for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

5.           CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 4 to the fullest extent permitted by law; provided, however, that  no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 4,  no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

6.           ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Holders to any transferee of all or any portion of Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of  the name and address of such transferee or assignee, and  the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement, and (vi) such transferee shall be an “accredited investor” as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

7.           AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, and Holders who in the aggregate hold 25% of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 7 shall be binding upon each Holder and the Company.

8.           MISCELLANEOUS.

a.           A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.           Any and all notices and other communications hereunder shall be in writing and shall be deemed duly given to the party to whom the same is so delivered, sent or mailed at addresses and contact information set forth on the signature pages hereto (or at such other address for a party as shall be specified by like notice.)  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be deemed given and effective on the earliest of: (a) on the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific Standard Time) on a business day, (b) on the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Pacific Standard Time) on any business day, (c) on the second business day following the date of mailing, if sent by a nationally recognized overnight courier service, or (d) if by personal delivery, upon actual receipt by the party to whom such notice is required to be given..

c.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.            THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.  THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN LAS VEGAS, NEVADA, WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.  THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

e.           In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

f.           This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

g.           Subject to the requirements of Section 6 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

h.           The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

i.           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

j.           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.           Except as otherwise provided herein, all consents and other determinations to be made by the Holders pursuant to this Agreement shall be made by Holders holding a majority of the Registrable Securities.

l.           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the Company and the undersigned Holders have caused this Agreement to be duly executed as of the date first above written.

Address for Notices:
SEAOSPA, INC.
220 12th Avenue, 3rd Floor
New York, New York 10001
Attention: Barry Hall
Facsimile No.: (212) 537-5804
By:
Name: Barry Hall
Title: Chief Financial Officer

HOLDERS:
Address for Notices:

Yossi Benitah

facsimile:

Yakov Terner

facsimile:

Yaron Borenstein

facsimile:

Ophir Even

facsimile:

Bronia Fruhter

facsimile:

Gideon Reifman

facsimile:

Exhibit A

Holder	Number of Common Shares
Yossi Benitah	1,500,000
Yakov Terner	1,500,000
Yaron Borenstein	241,800
Ophir Even	227,500
Bronia Fruhter	258,000
Gideon Reifman	278,867